NOTE PURCHASE AGREEMENT

This Note Purchase Agreement (the “Agreement”) dated as of May __, 2012, by and among Green PolkaDot Box Incorporated, a Nevada corporation (the “Company”), and the purchaser identified on the signature pages hereto (the “Purchaser”).

WHEREAS, the Purchaser desires to purchase from the Company,a promissory note in the principal amount of $300,000 in substantially the form attached hereto as Exhibit A (the “Note”), and five-year warrants to purchase up to 111,111 shares of common stock at an exercise price of $4.05, in substantially the form attached hereto as Exhibit B (the “Warrants”, and together with the Note, the “Securities”), subject to the terms and conditions of this Agreement;

WHEREAS, the Company desires that the Purchaser purchase the Securities;

NOW, THEREFORE, in consideration of the foregoing and on the basis of the respective representations, warranties, covenants, agreements, undertakings and obligations set forth herein, and intending to be legally bound hereby, the parties agree as follows:

ARTICLE 1

PURCHASE AND SALE OF THE SECURITIES

1.1           Purchase and Sale of Securities.  Upon the terms and subject to the conditions set forth in this Agreement, the Company agrees to sell, assign, transfer and deliver to thePurchaser, and the Purchaser hereby agrees to purchase at the Closing (as defined in Section 2) and accept delivery from the Company, a Note in the principal amount of $300,000, and Warrants to purchase 111,111 shares of common stock,free of all liens, pledges, mortgages, security interests, charges, restrictions, adverse claims or other encumbrances of any kind or nature whatsoever, for the consideration specified herein.

ARTICLE 2

CLOSING

2.1           Closing.  As used herein the Closing Date shall mean the day when all conditions precedent to (i) the Purchaser’s obligations to purchase the Securities and (ii) the Company’s obligations to issue the Securitieshave been satisfied or waived.  Onthe Closing Date, upon the terms and subject to the conditions set forth herein, the Company agrees to sell to the Purchaser and thePurchaser agrees to purchase the Securities, for a purchase price of $300,000 (equal to the principal amount of the Note). The closing of the purchase and sale of the Securities is referred to herein as the “Closing”.

The Closing Date shall occur on the date of this Agreement at the offices of Sichenzia Ross Friedman Ference LLP, New York, New York 10066, at 10:00 a.m., or at such other time and place as the parties may agree.

2.2           Deliveries.

      (a) On or prior to the Closing Date, the Company shall deliver or cause to be delivered to each Purchaser:

(i)     this Agreement duly executed by the Company;

(ii)    the Note in the principal amount of $300,000; and

(iii)   Warrants for the purchase of up to 111,111 shares of the Company’s common stock.

      (b) On or prior to the Closing Date, the Purchaser shall deliver or cause to be delivered to the Company:

                 (i)    this Agreement duly executed by the Purchaser;

                 (iii)   thepurchase priceamount of $300,000 by wire to the account specified in writing by the Company.

2.3           Closing Conditions

      (a)      The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

(i)     the accuracy in all material respects on the Closing Date of the representations and warranties of the Purchaser contained herein;

(ii)   the delivery by the Purchaser of the items set forth in Section 2.2 (b).

      (b)      The obligations of each Purchaser hereunder in connection with the Closing are subject to the following conditions being met:

                 (i)  all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall been performed;

                 (ii)  the delivery by the Company of the items set forth in Section 2.2 (a).

REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

3.             Representations and Warranties of Purchaser.  The Purchaser hereby represents and warrants to the Company as follows:

      (a)     Authority.  This Agreement has been duly executed by Purchaser, and when delivered by Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

      (b)     Own Account.  Purchaser understands that the Securities (and the common stock underlying the Securities) are “restricted securities” and have not been registered under the Securities Act of 1933, as amended (the “Securities Act”) or any applicable state securities law and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act or any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities (this representation and warranty not limiting Purchaser’s right to sell the Securities (or the common stock underlying the Securities) pursuant to an effective registration statement  or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law.

      (c)     Purchaser Status.  At the time Purchaser was offered the Securities, it was, as of the date hereof it is, and as of the Closing Date it will be an “accredited investor” as defined in Rule 501 under the Securities Act. Purchaser has (i) a preexisting personal or business relationship with the Company or one or more of its directors, officers or control persons or (ii) by reason of Purchaser’s business or financial experience Purchaser is capable of evaluating the risks and merits of this investment and of protecting Purchaser’s own interests in connection with an investment in the Notes.

     (d)      Experience of Purchaser.  Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment.  Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

      (e)     General Solicitation.  Purchaser is not purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement.

      (f)     Receipt of Information. Purchaser believes it has received all the information it considers necessary or appropriate for deciding whether to purchase the Securities.  Without limiting the generality of the foregoing, the Purchaser hereby acknowledges receipt and careful review of the Company’s reports and filings with the Securities and Exchange Commission (which reports and filings include “Risk Factors”), including all exhibits thereto, Purchaser further represents that through its representatives it has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Securities and the business, properties and financial condition of the Company and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify the accuracy of any information furnished to it or to which it had access.

ARTICLE 4

REPRESENTATIONS AND WARRANTIES OF COMPANY

4.             Representations and Warranties of Company.  The Company hereby represents and warrants to the Purchaseras follows:

      (a)     Organization, Good Standing and Qualification. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has full corporate power and authority to conduct its business.

      (b)     Authorization; Enforceability.  The Company has all corporate right, power and authority to enter into this Agreement and to consummate the transactions contemplated hereby.  All corporate action on the part of the Company, its directors and stockholders necessary for the (a) authorization execution, delivery and performance of this Agreement by the Company; and (b) authorization, sale, issuance and delivery of the Securities contemplated hereby and the performance of the Company’s obligations hereunder has been taken.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and rules of law governing specific performance, injunctive relief or other equitable remedies, and to limitations of public policy.

      (c)     No Conflict; Governmental Consents.  The execution and delivery by the Company of this Agreement and the consummation of the transactions contemplated hereby will not result in the violation of any material law, statute, rule, regulation, order, writ, injunction, judgment or decree of any court or governmental authority to or by which the Company is bound, or of any provision of the Articles of Incorporation or Bylaws of the Company.No consent, approval, authorization or other order of any governmental authority is required to be obtained by the Company in connection with the authorization, execution and delivery of this Agreement or with the authorization, issue and sale of the Securities, except such filings as may be required to be made with the SEC, FINRA, and with any state or foreign blue sky or securities regulatory authority.

ARTICLE 5

MISCELLANEOUS

5.1           Further Assurances.  By its signature hereto, each party consents and agrees to all of the transactions contemplated hereby.  Each party hereto shall execute, deliver, file and record any and all instruments, certificates, agreements and other documents, and take any and all other actions, as reasonably requested by any other party hereto in order to consummate the transactions contemplated hereby and, in the case of the Company, to ensure that each Purchaser receive in full the benefits of the equity interests to which it is entitled hereby.

5.2           Notices.  All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given or made if (i) sent by registered or certified mail, return receipt requested, postage prepaid, (ii) hand delivered, (iii) sent by prepaid overnight carrier, with a record of receipt or (iv) sent by facsimile (with confirmation of receipt), or (v) sent by e-mail, to the parties at the following address (or at such other addresses as shall be specified by the parties by like notice):

(i)           To the Company:

Green PolkaDot Box Incorporated
629 East Quality Drive, Suite 103
American Fork, Utah 84003
Fax:
E-mail: rsmith@greenpolkadotbox.com
Attention:  Rod Smith

With a copy to:

Sichenzia Ross Friedman Ference LLP
61 Broadway
New York 10006
Fax:  (212) 930-9725
Attention:  Andrea Cataneo, Esq.

(ii)           To thePurchaser: to the addresses indicated on the signature page hereto.

Each notice or other communication shall be deemed to have been given on the date received.

5.3           Entire Agreement.Subject to the terms of the Escrow Agreement, this Agreement constitutes the entire agreement and supersedes all prior agreements and understandings, oral and written, between the parties hereto with respect to the subject matter hereof.

5.4           Headings.  The section and other headings contained in this Agreement are for reference purposes only and shall not be deemed to be a part of this Agreement or to affect the meaning or interpretation of this Agreement.

5.5           Counterparts.  This Agreement may be executed in any number of counterparts, each of which, when executed, shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

5.6           Governing Law and Jurisdiction.  This Agreement shall be construed as to both validity and performance and enforced in accordance with and governed by the laws of the State of New York, without giving effect to the conflicts of law principles thereof. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the civil or state courts of New York or in the federal courts located in the State of New York.  The parties executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts.

5.7           Severability.  If any term or provision of this Agreement shall to any extent be invalid or unenforceable, the remainder of this Agreement shall not be affected thereby, and each term and provision of the Agreement shall be valid and enforced to the fullest extent permitted by law.

5.8           Amendments.  This Agreement may not be modified or changed except by an instrument or instruments in writing executed by the parties hereto.

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The parties hereto have executed this Agreement as of the date and year first above written.

GREEN POLKADOT BOX INCORPORATED

By:______________________________________

[Purchase Signature Page Follows.]
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SIGNATURE PAGE TO

NOTE PURCHASE AGREEMENT

DATED AS OF MAY __, 2012

BY AND AMONG

GREEN POLKADOT BOX INCORPORATED

AND THE PURCHASER NAMED THEREIN

The undersigned hereby executes and delivers to Green PolkaDot Box Incorporated, the Note Purchase Agreement (the “Agreement”) to which this signature page is attached, which Agreement and signature page, together with all counterparts of such Agreement, shall constitute one and the same document in accordance with the terms of such Agreement.

Principal Amount of Note:  $300,000

Number of Warrants: 111,111

Name ofPurchaser

Signature:________________________________________________________

Address:

Telephone:

Fax:_____________________________________________________________

E-mail:___________________________________________________________

Exhibit A

Form of Note

Exhibit B

 Form of Warrant